EXHIBIT B TO
                                                           CREDIT AGREEMENT


            [FORM OF SWING LINE LOAN PARTICIPATION CERTIFICATE]



                                   _______ __, ____



[Name of Bank]
__________________
__________________

Dear Sirs:

          Pursuant to subsection 2.7(b) of the Credit Agreement dated as of August 5, 1992 (as heretofore amended and restated and as hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined), among Reeves Brothers, Inc., a Delaware corporation, Reeves Industries, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties thereto
(the "Banks") and Chemical Bank, as agent for the Banks thereunder (in such capacity, the "Agent"), the undersigned, as Swing Line Bank under the Credit Agreement, hereby acknowledges receipt from you on the date hereof of _____
________DOLLARS ($            ) as payment for a participating interest in
the following Swing Line Loan:


          Date of Swing Line Loan: _______________

          Principal Amount of Swing
            Line Loan Participating Interest: _______________


                                   Very truly yours,

                                   CHEMICAL BANK



                                   By:________________
                                      Title: